                                                  EX-99.B(a)wrartamend2

                          ARTICLES OF AMENDMENT
                                   TO
                        ARTICLES OF INCORPORATION
                                   OF
                             W&R FUNDS, INC.

    W&R Funds, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Maryland, having its principal office in the State of Maryland in Baltimore, Maryland
(hereinafter referred to as the "Corporation"), DOES HEREBY CERTIFY:

    FIRST:  That the Board of Directors of the Corporation, at a meeting held on November 15, 2000, adopted resolutions authorizing the reallocation of shares of the capital stock of the Corporation.

    SECOND:  The capital stock of the Corporation is divided into series and classes and there are no changes in the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as shares of capital stock as set forth in the Corporation's Articles of Incorporation.

    THIRD:  Pursuant to the authority vested in the Board of Directors of the Corporation by Article FIFTH of the Articles of Incorporation of the
Corporation, the Board of Directors has heretofore duly designated, in accordance with Maryland General Corporation Law, the aggregate number of shares of capital stock which the Corporation is authorized to issue at Six
Billion (6,000,000,000) shares of capital stock (par value $0.01 per share), amounting in the aggregate to a par value of Sixty Million Dollars
($60,000,000). Such shares have heretofore been classified by the Board of
Directors among the series of the Corporation and classes thereof as follows:

    W&R Asset Strategy Fund  Class A Shares           50,000,000 shares
    W&R Asset Strategy Fund  Class B Shares           50,000,000 shares
    W&R Asset Strategy Fund  Class C Shares           50,000,000 shares
    W&R Asset Strategy Fund  Class Y Shares           50,000,000 shares
    W&R Core Equity Fund  Class A Shares              50,000,000 shares
    W&R Core Equity Fund  Class B Shares              50,000,000 shares
    W&R Core Equity Fund  Class C Shares             250,000,000 shares
    W&R Core Equity Fund  Class Y Shares              50,000,000 shares
    W&R High Income Fund  Class A Shares              50,000,000 shares
    W&R High Income Fund  Class B Shares              50,000,000 shares
    W&R High Income Fund  Class C Shares              50,000,000 shares
    W&R High Income Fund  Class Y Shares              50,000,000 shares
    W&R International Growth Fund  Class A Shares     50,000,000 shares
    W&R International Growth Fund  Class B Shares     50,000,000 shares
    W&R International Growth Fund  Class C Shares    250,000,000 shares
    W&R International Growth Fund  Class Y Shares     50,000,000 shares
    W&R Large Cap Growth Fund  Class A Shares         50,000,000 shares
    W&R Large Cap Growth Fund  Class B Shares         50,000,000 shares
    W&R Large Cap Growth Fund  Class C Shares        250,000,000 shares
    W&R Large Cap Growth Fund  Class Y Shares         50,000,000 shares
    W&R Limited-Term Bond Fund  Class A Shares        50,000,000 shares
    W&R Limited-Term Bond Fund  Class B Shares        50,000,000 shares
    W&R Limited-Term Bond Fund  Class C Shares        50,000,000 shares
    W&R Limited-Term Bond Fund  Class Y Shares        50,000,000 shares
    W&R Mid Cap Growth Fund  Class A Shares           50,000,000 shares
    W&R Mid Cap Growth Fund  Class B Shares           50,000,000 shares
    W&R Mid Cap Growth Fund  Class C Shares          250,000,000 shares
    W&R Mid Cap Growth Fund  Class Y Shares           50,000,000 shares
    W&R Money Market Fund  Class A Shares             50,000,000 shares
    W&R Money Market Fund  Class B Shares             50,000,000 shares
    W&R Money Market Fund  Class C Shares            250,000,000 shares
    W&R Municipal Bond Fund  Class A Shares           50,000,000 shares
    W&R Municipal Bond Fund  Class B Shares           50,000,000 shares
    W&R Municipal Bond Fund  Class C Shares           50,000,000 shares
    W&R Municipal Bond Fund  Class Y Shares           50,000,000 shares
    W&R Science and Technology Fund  Class A Shares   50,000,000 shares
    W&R Science and Technology Fund  Class B Shares   50,000,000 shares
    W&R Science and Technology Fund  Class C Shares  250,000,000 shares
    W&R Science and Technology Fund  Class Y Shares   50,000,000 shares
    W&R Small Cap Growth Fund  Class A Shares         50,000,000 shares
    W&R Small Cap Growth Fund  Class B Shares         50,000,000 shares
    W&R Small Cap Growth Fund  Class C Shares        250,000,000 shares
    W&R Small Cap Growth Fund  Class Y Shares         50,000,000 shares
    W&R Tax-Managed Equity Fund  Class A Shares       50,000,000 shares
    W&R Tax-Managed Equity Fund  Class B Shares       50,000,000 shares
    W&R Tax-Managed Equity Fund  Class C Shares      250,000,000 shares
    W&R Tax-Managed Equity Fund  Class Y Shares       50,000,000 shares

    FOURTH:  Pursuant to the authority vested in the Board of Directors of the Corporation by Article FIFTH of the Articles of Incorporation of the
Corporation, the Board of Directors, in accordance with Maryland General
Corporation Law, redesignates and reclassifies the capital stock of the
Corporation among the series of the Corporation and classes thereof as follows:

    W&R Asset Strategy Fund  Class A Shares           50,000,000 shares
    W&R Asset Strategy Fund  Class B Shares           50,000,000 shares
    W&R Asset Strategy Fund  Class C Shares           50,000,000 shares
    W&R Asset Strategy Fund  Class Y Shares           50,000,000 shares
    W&R Core Equity Fund  Class A Shares              50,000,000 shares
    W&R Core Equity Fund  Class B Shares              50,000,000 shares
    W&R Core Equity Fund  Class C Shares             250,000,000 shares
    W&R Core Equity Fund  Class Y Shares              50,000,000 shares
    W&R High Income Fund  Class A Shares              50,000,000 shares
    W&R High Income Fund  Class B Shares              50,000,000 shares
    W&R High Income Fund  Class C Shares              50,000,000 shares
    W&R High Income Fund  Class Y Shares              50,000,000 shares
    W&R International Growth Fund  Class A Shares     50,000,000 shares
    W&R International Growth Fund  Class B Shares     50,000,000 shares
    W&R International Growth Fund  Class C Shares    250,000,000 shares
    W&R International Growth Fund  Class Y Shares     50,000,000 shares
    W&R Large Cap Growth Fund  Class A Shares         50,000,000 shares
    W&R Large Cap Growth Fund  Class B Shares         50,000,000 shares
    W&R Large Cap Growth Fund  Class C Shares        250,000,000 shares
    W&R Large Cap Growth Fund  Class Y Shares         50,000,000 shares
    W&R Limited-Term Bond Fund  Class A Shares        50,000,000 shares
    W&R Limited-Term Bond Fund  Class B Shares        50,000,000 shares
    W&R Limited-Term Bond Fund  Class C Shares        50,000,000 shares
    W&R Limited-Term Bond Fund  Class Y Shares        50,000,000 shares
    W&R Mid Cap Growth Fund  Class A Shares           50,000,000 shares
    W&R Mid Cap Growth Fund  Class B Shares           50,000,000 shares
    W&R Mid Cap Growth Fund  Class C Shares          250,000,000 shares
    W&R Mid Cap Growth Fund  Class Y Shares           50,000,000 shares
    W&R Money Market Fund  Class A Shares             50,000,000 shares
    W&R Money Market Fund  Class B Shares             50,000,000 shares
    W&R Money Market Fund  Class C Shares            300,000,000 shares
    W&R Municipal Bond Fund  Class A Shares           50,000,000 shares
    W&R Municipal Bond Fund  Class B Shares           50,000,000 shares
    W&R Municipal Bond Fund  Class C Shares           50,000,000 shares
    W&R Municipal Bond Fund  Class Y Shares           50,000,000 shares
    W&R Science and Technology Fund  Class A Shares   50,000,000 shares
    W&R Science and Technology Fund  Class B Shares   50,000,000 shares
    W&R Science and Technology Fund  Class C Shares  250,000,000 shares
    W&R Science and Technology Fund  Class Y Shares   50,000,000 shares
    W&R Small Cap Growth Fund  Class A Shares         50,000,000 shares
    W&R Small Cap Growth Fund  Class B Shares         50,000,000 shares
    W&R Small Cap Growth Fund  Class C Shares        250,000,000 shares
    W&R Small Cap Growth Fund  Class Y Shares         50,000,000 shares
    W&R Tax-Managed Equity Fund  Class A Shares       50,000,000 shares
    W&R Tax-Managed Equity Fund  Class B Shares       50,000,000 shares
    W&R Tax-Managed Equity Fund  Class C Shares      250,000,000 shares
    W&R Tax-Managed Equity Fund  Class Y Shares       50,000,000 shares

    The aggregate number of shares of all classes of stock of the
Corporation remains at Six Billion (6,000,000,000) shares of capital stock, the par value remains $0.01 per share, and the aggregate par value of all authorized stock remains Sixty Million Dollars ($60,000,000). All authorized shares that have not been designated or classified remain available for future designation and classification.

    FIFTH:  The Corporation is registered with the Securities and
Exchange Commission as an open-end investment company under the Investment
Company Act of 1940, as amended.

    IN WITNESS WHEREOF, the undersigned Vice President of the
Corporation hereby executes these Articles of Amendment on behalf of the Corporation this 15th day of November, 2000.

                                  W&R Funds, Inc.

                                  /s/Kristen A. Richards
                                  Kristen A. Richards, Vice President
(Corporate Seal)

Attest: /s/Daniel C. Schulte
        Daniel C. Schulte, Assistant Secretary

    The undersigned, Vice President of W&R Funds, Inc. who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the act of said Corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                             By:  /s/Kristen A. Richards
                                  Kristen A. Richards, Vice President